Sep-2001                        1995-A                              Page 1

                                                              Exhibit 99.3

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:            $2,930,612,861.53
Beginning of the Month Finance Charge Receivables:         $154,076,978.70
Beginning of the Month Discounted Receivables:                       $0.00
Beginning of the Month Total Receivables:                $3,084,689,840.23

Removed Principal Receivables:                                       $0.00
Removed Finance Charge Receivables:                                  $0.00
Removed Total Receivables:                                           $0.00

Additional Principal Receivables:                                    $0.00
Additional Finance Charge Receivables:                               $0.00
Additional Total Receivables:                                        $0.00

Discounted Receivables Generated this Period:                        $0.00

End of the Month Principal Receivables:                  $2,846,311,830.52
End of the Month Finance Charge Receivables:               $159,595,970.84
End of the Month Discounted Receivables:                             $0.00
End of the Month Total Receivables:                      $3,005,907,801.36

Special Funding Account Balance                                      $0.00
Aggregate Invested Amount (all Master Trust II Series)   $1,931,000,000.00
End of the Month Transferor Amount                         $915,311,830.52
End of the Month Transferor Percentage                              32.16%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                  $68,610,185.84
     60-89 Days Delinquent                                  $48,242,481.56
     90+ Days Delinquent                                    $90,182,416.26

     Total 30+ Days Delinquent                             $207,035,083.66
     Delinquent Percentage                                           6.89%

Defaulted Accounts During the Month                         $19,915,707.60
Annualized Default Percentage                                        8.15%

Sep-2001                        1995-A                            Page 2


Principal Collections                                    $327,666,317.47
Principal Payment Rate                                            11.18%

Total Payment Rate                                                11.98%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                     $368,000,000.00
     Class B Initial Invested Amount                      $32,000,000.00
                                                ------------------------
TOTAL INITIAL INVESTED AMOUNT                            $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                             $368,000,000.00
     Class B Invested Amount                              $32,000,000.00
                                                ------------------------
TOTAL INVESTED AMOUNT                                    $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                    13.65%

PRINCIPAL ALLOCATION PERCENTAGE                                   13.65%

MONTHLY SERVICING FEE                                       $500,000.00

INVESTOR DEFAULT AMOUNT                                   $2,718,299.35

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                           92.00%

     Class A Finance Charge Collections                   $5,706,636.49
     Other Amounts                                                $0.00

TOTAL CLASS A AVAILABLE FUNDS                             $5,706,636.49

     Class A Monthly Interest                             $1,069,755.56
     Class A Servicing Fee                                  $460,000.00
     Class A Investor Default Amount                      $2,500,835.40

TOTAL CLASS A EXCESS SPREAD                               $1,676,045.53

REQUIRED AMOUNT                                                   $0.00

Sep-2001                        1995-A                            Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                            8.00%

     Class B Finance Charge Collections                     $496,229.28
     Other Amounts                                                $0.00

TOTAL CLASS B AVAILABLE FUNDS                               $496,229.28

     Class B Monthly Interest                                $95,760.00
     Class B Servicing Fee                                   $40,000.00

TOTAL CLASS B EXCESS SPREAD                                 $360,469.28

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                       $2,036,514.81

     Excess Spread Applied to Required Amount                     $0.00

     Excess Spread Applied to Class A Investor Charge Offs        $0.00

     Excess Spread Applied to Class B Items                 $217,463.95

     Excess Spread Applied to Class B Investor Charge Offs        $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee    $24,888.88

     Excess Spread Applied to Cash Collateral Account             $0.00

     Excess Spread Applied to Reserve Account                     $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                   $1,794,161.98

Sep-2001                         1995-A                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                 $10,098,610.30

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                       $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                 $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                    $0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                   $0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                    $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                     $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                         $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                 $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                    $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                       5.75%
    Base Rate (Prior Month)                                         5.90%
    Base Rate (Two Months Ago)                                      6.09%
                                                                --------
THREE MONTH AVERAGE BASE RATE                                       5.91%

    Portfolio Yield (Current Month)                                10.45%
    Portfolio Yield (Prior Month)                                  12.94%
    Portfolio Yield (Two Months Ago)                               11.18%
                                                                --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                11.52%

Sep-2001                         1995-A                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                       92.00%

    Class A Principal Collections                          $41,145,388.56

CLASS B PRINCIPAL PERCENTAGE                                        8.00%

    Class B Principal Collections                           $3,577,859.87

TOTAL PRINCIPAL COLLECTIONS                                $44,723,248.43

INVESTOR DEFAULT AMOUNT                                     $2,718,299.35

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                   $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DISTRIBUTION AMOUNT                                      $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DISTRIBUTION AMOUNT                                      $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $47,441,547.78

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                        $0.00
CLASS B INVESTOR CHARGE OFFS                                        $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                             $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                        $52,000,000.00
    Available Cash Collateral Amount                       $52,000,000.00

Sep-2001                         1995-A                            Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                              $0.00
    Class B Interest Rate Cap Payments                              $0.00

TOTAL DRAW AMOUNT                                                   $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00










                                     First USA Bank, National Association
                                     as Servicer

                                     By:    /s/ Tracie klein
                                            --------------------
                                            Tracie H. Klein
                                            First Vice President